Drew Industries Incorporated



DREW INDUSTRIES INCORPORATED

A Leading National Supplier of a Wide Variety of Components for RVs and Manufactured Homes

DW LISTED NYSE

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

- Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel based components and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of labor, employee benefits, employee retention, realization of efficiency improvements, the successful entry into new markets, the costs of compliance with environmental laws and increased governmental regulation, information technology performance and security, the ability to protect intellectual property, interest rates, oil and gasoline prices, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, and in the Company's subsequent filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

SECTION 1

Overview

Sales by Market

($ in millions)	2010	2011	2012	2013	2014	LTM 3/15
RV Towable	$428	$498	$653	$728	$844	$892
Year over year growth		16%	31%	11%	29%	
RV Motorhome	$17	$17	$35	$48	$68	$75
Year over year growth		0%	106%	37%	94%	
Manufactured Housing	$68	$77	$80	$80	$77	$79
Year over year growth		13%	4%	0%	-4%	
Adjacent Industries	$30	$58	$96	$114	$127	$136
Year over year growth		93%	66%	19%	32%	
Aftermarket	$28	$28	$32	$39	$64	$74
Year over year growth		0%	14%	22%	100%	
International	$2	$3	$5	$7	$11	$11
Year over year growth		50%	67%	40%	120%	
Total	$573	$681	$901	$1,016	$1,191	$1,267
Year over year growth		19%	32%	13%	32%	

DREW INDUSTRIES INCORPORATED

Drew's Segments – LTM 03/15


Net Sales - $1,267 million
MH = $117 million
9%
RV = $1,150 million
91%
MH = $11 million
11%
RV = $92 million
89%
Segment Operating Profit - $103 million(1)

DREW INDUSTRIES INCORPORATED

1) Excludes the loss on sale of extrusion assets of $1,954 million. For further information, please refer to the Company's most recent filing.

Drew's Products



Chassis/Custom Fabrication



Entry Steps



Axles & Suspension



Suspension Enhancement



Towing Products



Entry Doors



Access Doors



Windows



Leveling



Mobile Electronics



Showers, Tubs & Sinks



Mattresses



Furniture



Slide-Out Mechanisms



Awnings

DREW INDUSTRIES INCORPORATED

Drew's Products – Components for RVs and Manufactured Homes

Net Sales of $1,267 Million for the 12 Months Ended March 31, 2015



RV Furniture and Mattresses: **$145 million**
RV Chassis, Slide-outs and Other Chassis Parts: **$599 million**
MH Chassis and Chassis Parts: **$32 million**
Other Products: **$104 million**
Axles and Suspension Products: **$103 million**
RV Segment Windows and Doors: **$216 million**
MH Segment Windows and Doors: **$68 million**
11%
3%
48%
8%
8%
17%
5%

Financial Performance


Net Sales
RV Segment net sales
MH Segment net sales
EBITDA
EBITDA
Net Sales and EBITDA (1) (in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$140
$120
$100
$80
$60
$40
$20
$0
$255
$325
$354
$531
$669
$729
$669
$511
$398
$573
$681
$901
$1,016
$1,191
$1,267
$108
$171
$220
$348
$448
$509
$492
$368
$313
$477
$571
$781
$894
$1,075
$1,150
$147
$154
$134
$183
$221
$220
$177
$143
$85
$96
$110
$120
$122
$116
$117
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM 3/15

(1) *EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see supplemental schedule).*

Consolidated Sales Growth

Sales for the twelve months ended December 31 for each year unless noted



($ in millions)
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
2009
2010
2011
2012
2013
2014
LTM 3/15
(d)
Acquisitions ($157M, 18%) (a)
Organic ($250M, 29%) (b)
Industry ($462M, 53%) (c)

DREW INDUSTRIES INCORPORATED

a) Sales for acquisitions represent the trailing twelve month sales at the date of acquisition. Any post-acquisition change is included in organic or industry accordingly.
b) Organic growth consists primarily of gains in market share, price increases, increased adjacent industry sales and new product sales.
c) Industry growth represents the increase in industry-wide RV and MH wholesale shipments.
d) Proforma impact of acquisitions completed in 2015 and 2014, assuming each of the acquisitions had been completed at the beginning of the twelve month period ended March 2015.

DREW
INDUSTRIES INCORPORATED

MANAGEMENT TEAM



JASON LIPPERT, CEO

> 20 years with Drew



SCOTT MERENESS, PRESIDENT

> 20 years with Drew



JOE GIORDANO, CFO & TREASURER

> 12 years with Drew

> Average tenure of senior management 14+ years with Drew

SECTION 2

RV Industry

RV Market

Towable RVs

(Approximately 78% of Drew's RV Segment net sales)



88% of industry 2014 unit sales

62% of 2013 wholesale dollar sales, or $8.1 billion

Retail cost $4,000 to $100,000 per unit. Average about $29,000

Motorhomes

(Approximately 7% of Drew's RV Segment net sales)



12% of industry 2014 unit sales

38% of 2013 wholesale dollar sales, or $4.9 billion

Retail cost $41,000 to $400,000+ per unit. Average about $128,000

DREW INDUSTRIES INCORPORATED

Camper Market



38%
Active Campers
39,520,000*



54%
Tent Campers
21,340,800

11,310,000	Camp Every Year (53%)
3,414,000	Camp Every Other Year (16%)
6,615,000	Camp Every Few Years (31%)



23%
RV Campers
9,089,600

6,090,000	Camp Every Year (68%)
818,000	Camp Every Other Year (9%)
2,090,000	Camp Every Few Years (23%)



19%
Cabin Campers
7,508,800

3,454,000	Camp Every Year (45%)
1,727,000	Camp Every Other Year (23%)
2,402,000	Camp Every Few Years (32%)

DREW INDUSTRIES INCORPORATED

* Estimates based on 104 million households. All other (4%) 1,580,800, Statistics provided by KOA 2014.

Why We are Optimistic



More economical family vacations

- Typical RV family vacation is 23 to 59 percent less expensive for a family of four



Shift in U.S. culture toward more RV-related activities

- College and NFL football games
- NASCAR events
- More active, shorter, “greener”, & family oriented vacations



Positive demographics

- The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020, 27 percent higher than in 2010
- One in ten vehicle-owning households between 50 and 64 owns at least one RV

RVs - Industry Wholesale Shipments

Approximately 78% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs

(Industry units in thousands)



Motorhomes
Other Towables
Travel Trailers & 5th Wheels
500
400
300
200
100
0
2001: 257 (157 / 51 / 49)
2002: 311 (196 / 55 / 60)
2003: 321 (214 / 45 / 62)
2004: 370 (254 / 43 / 73)
2005: 384 (281 / 42 / 61)
2006: 391 (293 / 42 / 56)
2007: 353 (262 / 36 / 55)
2008: 237 (185 / 24 / 28)
2009: 166 (138 / 15 / 13)
2010: 242 (199 / 18 / 25)
2011: 252 (213 / 14 / 25)
2012: 286 (243 / 15 / 28)
2013: 321 (268 / 15 / 38)
2014: 357 (299 / 14 / 44)
LTM 3/15: 364 (305 / 14 / 45)
2015 P: 379 (320 / 14 / 45)
RV Share Held by TTs & 5th Wheels
61% 63% 67% 69% 73% 75% 74% 78% 83% 82% 85% 85% 83% 84% 84% 84%

Projections for 2015 are the latest published by the RVIA (Spring 2015).

RV Shipments

Compound Annual Growth Rate from 1980 to 2014 is 3.5%


RV Shipments
Thousands of Units


RV Shipments vs Federal Interest Rate
Thousands of Units


RV Shipments Annual Change


RV Shipments vs Consumer Confidence
Thousands of Units

- Shipments for 2005 and 2006 include approximately 18,000 and 9,000 towables purchased by FEMA for emergency housing and exclude 38,900 and 31,400 Emergency Living Units, respectively.

DREW INDUSTRIES INCORPORATED

RV Industry Trends



Travel Trailer and 5th Wheel RVs, Drew's primary RV market
Units
Wholesale
Retail
(Units in thousands)
325
300
275
250
225
200
175
150
125
100
75
50
25
0
185.1
226.4
138.3
164.3
199.2
186.0
212.9
206.0
242.9
222.8
268.0
250.8
298.9
272.4
75.4
45.3
81.8
51.3
2008
2009
2010
2011
2012
2013
2014
YTD 3/14
YTD 3/15

	2008	2009	2010	2011	2012	2013	2014	YTD 3/14	YTD 3/15
Dealer Inventory Change	(41.3)	(26.0)	13.2	6.9	20.1	17.2	26.5	30.1	30.5

DREW INDUSTRIES INCORPORATED

- March retail sales data for RV's has not yet been published, therefore the 2015 retail data for RV's includes an estimate for March 2015 retail units.

Number of U.S. Households that Own an RV
(in Millions)



10
9
8
7
6
5
4
1980
1984
1988
1993
1997
2001
2005
2011

Statistics provided by RVIA Industry Profile 2013.

Demographics

(RV Consumer Demographic Profile – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Age of typical RV owner	49 years	48 years
Average income of RV owner	$78,000	$75,000

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about 5 years on average.

DREW INDUSTRIES INCORPORATED

SECTION 3

Our RV Segment

RVs - Industry Wholesale Shipments
(Compared to Drew's Performance)



Approximately 78% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs
(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
Drew RV Segment Net Sales
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 LTM 3/15 2015 P
257 311 321 370 384 391 353 237 166 242 252 286 321 357 364 379
$108 $171 $220 $346 $448 $509 $492 $368 $313 $477 $571 $781 $894 $1,075 $1,150
RV Share Held by TTs & 5th Wheels
61% 63% 67% 69% 73% 75% 74% 78% 83% 82% 85% 85% 83% 84% 84% 84%

Content Per New Towable RV

- Approximately 78% of RV Segment net sales are for Travel Trailer and Fifth-Wheel RVs
- 100% market share in existing products would yield an estimated $5,000 per Towable RV
- Growth in RV "features" drives content increases


2001-2014 average content increase = $166 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,690
$2,716
$2,825
$2,923

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	LTM 3/15
RV Segment operating profit margin	7.7%	8.4%	10.1%	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.6%	8.1%	8.0%

DREW INDUSTRIES INCORPORATED

At industry production levels for the 12 months ended March 2015, each $100 increase in content adds approximately $31 million in sales for Drew.

Content Per New Motorhome RV

- Approximately 6% of RV Segment net sales are for Motorhome RVs
- 100% market share in existing products would yield an estimated $5,000 per Motorhome RV



2004-2014 average content increase = $151 per year
$31
$199
$336
$469
$658
$848
$669
$705
$1,227
$1,252
$1,544
$1,679
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM 3/15

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	LTM 3/15
RV Segment operating profit margin	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.6%	8.1%	8.0%

DREW INDUSTRIES INCORPORATED

At industry production levels for the 12 months ended March 2015, each $100 increase in content adds approximately $4 million in sales for Drew.

RV Segment Net Sales by Type


LTM 03/15- $1,150 Million
$123 million
11%
$60 million
5%
$75 million
6%
$892
million
78%
LTM 03/14- $929 Million
$95 million
10%
$27 million
3%
$52 million
6%
$755
million
81%
Travel Trailer & Fifth-Wheel - OEM
Motorhome - OEM
Aftermarket
Adjacent Industries

DREW INDUSTRIES INCORPORATED

SECTION 4

Manufactured Housing Industry

Manufactured Housing (MH) Market

- Cost per sq. ft. is $44 for MH vs. $94 for site-built homes
- Average retail price of $64,000 for a 1,470 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety
- Studies have shown MHs built since 1995 sustain no more damage in hurricanes than site-built homes

Manufactured Housing – Industry Production



Industry Units
(Industry units in thousands)
Multi-Sections
Single-Section
200
150
100
50
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM 3/15
193
49
144
168
37
131
131
27
104
131
34
97
147
52
95
117
33
84
96
31
65
82
30
52
50
19
31
50
20
30
52
25
27
55
26
29
60
28
32
64
30
34
66
31
35
MH Share Held by Multi-Sections
75%
78%
79%
74%
65%
72%
68%
63%
63%
59%
51%
53%
53%
53%
52%

There are no industry forecasts for the manufactured housing industry.

DREW INDUSTRIES INCORPORATED

MH: Favorable Factors

- Industry Demand
  - Demand for quality, affordable housing is likely to increase
  - Baby boomers retiring in increasing numbers
  - Dealer and manufacturer inventory levels are reasonable
  - Availability of financing is still an issue, as is the weak overall housing market
- Drew
  - Drew remains profitable in MH Segment: 9.6% operating profit margin for the 12 months ended March 31, 2015

SECTION 5

Our Manufactured Housing Segment

Manufactured Housing – Industry Production
(Compared to Drew's Performance)



Industry Units
(Industry units in thousands, net sales in millions)
Drew's Net Sales
Multi-Sections
Single-Section
Drew's MH Segment net sales
250
200
150
100
50
0
$250
$200
$150
$100
$50
$0
193
49
144
168
37
131
131
27
104
131
34
97
147
52
95
117
33
84
96
31
65
82
30
52
50
19
31
50
20
30
52
25
27
55
26
29
60
28
32
64
30
34
66
31
35
$147
$154
$134
$183
$221
$220
$177
$142
$85
$96
$111
$120
$122
$116
$117
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM 3/15
MH Share Held by Multi-Sections
75%
78%
79%
74%
65%
72%
68%
63%
63%
59%
51%
53%
53%
52%

There are no industry forecasts for the manufactured housing industry.

Content Per New Manufactured Home

100% market share in existing products would yield an estimated $4,500 per home

Affordability of the homes constrains content growth


$663
$796
$871
$1,281
$1,330
$1,666
$1,450
$1,429
$1,307
$1,368
$1,493
$1,465
$1,332
$1,203
$1,192
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM 3/15

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	LTM 3/15
Sections per home	1.77	1.81	1.83	1.78	1.68	1.76	1.71	1.65	1.65	1.61	1.52	1.54	1.54	1.54	1.54
MH Segment operating profit margin	9.4%	9.7%	9.2%	8.4%	8.9%	8.1%	5.8%	4.3%	0.5%	8.3%	9.8%	10.3%	9.8%	9.3%	9.6%

DREW INDUSTRIES INCORPORATED

MH Segment Net Sales by Type


LTM 3/15- $117 Million
$24 million
21%
$15 million
12%
$79 million
67%
OEM
Aftermarket
Adjacent Industries
LTM 3/14 - $120 Million
$27 million
23%
$14 million
11%
$79 million
66%

DREW INDUSTRIES INCORPORATED

SECTION 6

Strategy

Business Strategy

- Maximize profitability and return on assets through
  - New product introductions
  - Market share growth
  - Operational efficiencies
  - Diversification to related industries
  - Strategic acquisitions
- This strategy accomplished through
  - Outstanding customer service
  - Motivating management through strong profit incentives
  - Low cost manufacturing:
    - Optimizing production efficiencies and implementing stringent cost controls
  - Working capital management
  - R & D efforts
  - Disciplined and patient acquisition philosophy

Expanding Our Growth Potential

Opportunities	Est. Total Market
Developed Line of RV Awnings	$ 100 million
Doors and Windows for Truck Caps, Horse Trailers and Buses	$ 100 million
Cross Sell Existing Products to Boat, Livestock, Equipment, Utility and Cargo Trailer Markets, as well as Mid-Size and School Buses	$ 400 million
Sales of Replacement Parts to the RV and Manufactured Housing Aftermarkets	$ 350 million
International RV Components	$ 750 million
Electronic control systems	$ 50 million
Total Market	**$ 1.8 billion**

Acquisition Criteria

- Drew is a disciplined and patient acquirer
- Gain market share or add products from other suppliers through acquisitions
- Seek products or technologies that we can expand through our nationwide customer base and factory network
- Become an even more extensive supplier to our customers

New Products & Acquisitions

2006 | 2007 | 2008 | 2009 | 2010 | 2011

- **Acquire Trail Air:** Adding RV suspension products
- **Acquire Happijac:** Adding patented bed lifts for RVs
- **Acquire Coach Step:** Adding electric steps for motorhomes
- **Acquire Extreme Engineering:** Expanding specialty trailer product line
- Began production of entry doors for RVs
- **Acquire Seating Technology:** Adding furniture for RVs in Midwest market
- Began production of entry doors for MH
- **Acquire QuickBite ™:** Adding a new innovative coupler
- **Acquire Schwintek:** Adding wall-slide mechanism and motorhome leveling devices
- **Acquire Level Up ™:** Adding leveling system for fifth-wheel RVs
- **Acquire Sellers:** Adding chassis customization & suspension for motorhomes & transit buses
- **Acquire Home-Style:** Expanding furniture for RVs in Northwest market
- **Acquire M-Tec:** Adding components for RVs and mobile office units
- Introduce RVLOCK remote locking product

DREW INDUSTRIES INCORPORATED

New Products & Acquisitions

2011 2012 2013 2014 2015

Acquire EA Technologies: Expanding towable RV chassis and slide-out mechanisms

Acquire Starquest: Adding windows for truck caps, horse trailers and buses

Acquire M&M Fabricators: Expanding chassis customization operation

Acquire Amerimax: Additional RV towable entry doors

Introduce RV awnings

Acquire Midstates: Adding Tool & Die and automation capabilities

Acquire Fortress: Expanding specialized RV chassis

Acquire Innovative Design Solutions: Adding electronic control systems

Acquire Star Design: Expanding plastic thermoforming

Acquire Power Gear & Kwikee: Expanding RV leveling systems, slideouts and steps

Acquire Duncan Systems: Expanding aftermarket presence

Acquire EA Tech: Expanding metal fab and painting capabilities

Acquire Spectal: Expanding windows and doors for adjacent industries

DREW INDUSTRIES INCORPORATED

2014 – 2015 Acquisitions

($ in millions)	Purchase Price	Historical Sales	Description
Innovative Design Solutions[1]	$ 35.9	$ 19	Electronic control systems encompassing a wide variety of RV applications
Star Design	$ 12.2	$ 10	Thermoformed plastics products
Power Gear & Kwikee	$ 35.5	$ 28	RV leveling systems, slideouts and steps
Duncan Systems[2]	$ 18.0	$ 26	Distributor of replacement awnings, motorhome windshields and other vehicle windows
EA Technologies	$ 9.4	$ 17	Custom steel and aluminum parts and provider of electro-desposition ('e-coat') and power coating services
Spectal[2]	$ 22.3	$ 25	Manufacturer of windows and doors
Total	$133.3	$125	

DREW INDUSTRIES INCORPORATED

(1) Plus contingent consideration payable on future sales. IDS had annual sales of approximately $19 million in 2013, of which $15 million were to the Company.
(2) Plus contingent consideration payable on future sales.

› The Future







- Increasing RV content
- RV industry growth
- Demographic tailwind
- Expanding into adjacent industries, aftermarket and international
- Affordable housing recovery

THANK YOU

For more information contact

Jason D. Lippert
Chief Executive Officer
JasonL@lci1.com

Scott T. Mereness
President
ScottM@lci1.com

Joseph S. Giordano III
CFO & Treasurer
Joe@drewindustries.com

Twitter
YouTube
Facebook

www.drewindustries.com
www.lci1.com
574-535-1125

SECTION 7

Supplemental Schedules

Operating Results

Three Months Ended March 31,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2015	2014	Change
Net Sales	$ 361.5	$ 285.4	27%
Operating Profit	$ 31.8	$ 26.0	22%
% of Sales	8.8%	9.1%	
Net Income	$ 20.1	$ 16.2	24%
Diluted EPS	$ 0.82	$ 0.67	22%

DREW INDUSTRIES INCORPORATED

Results By Segment

Three Months Ended March 31,

FINANCIAL PERFORMANCE

($ in millions)	2015	2014	Change
Net Sales:			
RV Segment	$ 334.6	$ 259.0	29%
MH Segment	$ 26.9	$ 26.4	2%
Operating Profit:			
RV Segment	$ 29.1	$ 23.7	22%
MH Segment	$ 2.7	$ 2.3	30%
Operating Profit as a Percentage of Net Sales:			
RV Segment	8.7%	9.2%	
MH Segment	10.1%	8.8%	

DREW INDUSTRIES INCORPORATED

Debt Position

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the YTD Period
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	$ -	$ 10[1]	$ 10[1]	$ 1
12/31/13	$ -	$ 66	$ 66	$ 5
12/31/14	$ 16	$ -	$ (16)[2]	$ 107
03/31/15	$ 50	$ 28	$ (22)[3]	$ 25[4]

(1) On December 20, 2012, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million.

(2) On January 6, 2014, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $47 million.

(3) On April 10, 2015, the Company paid a special dividend of $2.00 per share of the Company's Common Stock or an aggregate of $48 million.

(4) On April 24, 2015, the Company acquired the business and certain assets of Spectal, the purchase price of $22 million is included above.

DREW INDUSTRIES INCORPORATED

Balance Sheets

($ in millions)	12/31/11	12/31/12	12/31/13	12/31/14	03/31/15
Total Assets	$ 351	$ 374	$ 453	$ 544	$ 629
Total Debt	$ -	$ -	$ -	$ 16	$ 50
Cash & Investments	$ 7	$ 10[4]	$ 66	$ -	$ 28
Stockholders' Equity	$ 277	$ 284[3]	$ 314[4]	$ 395	$ 370[5]
Days Sales in A/R[1]	17 days	14 days	16 days	15 days	21 days
Inventory Turns[2]	6.2 turns	7.8 turns	7.9 turns	8.2 turns	8.2 turns

DREW INDUSTRIES INCORPORATED

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.
(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.
(3) After cash dividend of $2.00 per share, or $45 million, paid in December 2012.
(4) After cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.
(5) After cash dividend of $2.00 per share, or $48 million, declared in March of 2015 and paid in April 2015.

Cash Flow

Significant use of cash items since December 31, 2009	
Acquisitions (19)*	$224 million
Capital expenditures	$150 million
Special dividends	$173 million
Stock repurchases	$ 2 million
Total	**$ 549 million**

*On April 24, 2015, the Company acquired the business and certain assets of Spectal, the purchase price of $22 million is included above.

DREW INDUSTRIES INCORPORATED

Cash Flow

FINANCIAL PERFORMANCE



Dividends
Capital Expenditures
Acquisitions
Operating Cash Flow
$160
$140
$120
$100
$80
$60
$40
$20
$-
$0
$5
$65
$74
$78
$85
$149
$82
$63
$42
$37
$73
$83
$107
$22
$10
$33
$50
$24
$1
$32
$45
$5
$33
$47
$107
$42
$25
$9
$48
2009
2010
2011
2012
2013 (1)
2014
YTD 03/15 (2)

Cumulative operating cash flow from 2009 to present (in millions)

DREW INDUSTRIES INCORPORATED

(1) Cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.

(2) On April 25, 2015, the Company acquired the business and certain assets of Spectal, the purchase price of $22 million is included above. Additionally, a cash dividend of $2.00 per share, or $48 million, declared March 2015 and paid in April 2014 is included above.

Financial Strength

FINANCIAL PERFORMANCE

(12 months ended)	12/31/11	12/31/12	12/31/13	12/31/14	03/31/15
Return on Equity	11%	13%	16%	17%	18%
Return on Assets	9%	10%	12%	12%	12%
Total Debt to Equity	0.00	0.00	0.00	0.04	0.14
Total Debt to EBITDA[(1)]	0.00	0.00	0.00	0.12	0.37

(1) EBITDA is operating profit plus depreciation and amortization.

DREW INDUSTRIES INCORPORATED

Reconciliation of Operating Profit to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	2011	2012	2013	2014	LTM 03/15
Operating Profit	$48.5	$58.1	$78.3	$95.5	$101.3
Depreciation & Amortization	$20.5	$25.7	$27.5	$32.6	$35.2
EBITDA	$69.0	$83.8	$105.8	$128.1	$136.4
Capital Expenditures	$ 24.3	$32.0	$32.6	$42.5	$44.2

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	2011	2012	2013	2014	LTM 03/15
Net Sales:					
RV Segment	$ 570.6	$ 780.9	$ 893.7	$ 1,074.5	$ 1,150.0
MH Segment	110.6	120.2	121.9	116.3	116.9
Total Net Sales	$ 681.2	$ 901.1	$1,015.6	$1,190.8	$1,266.9
Operating Profit:					
RV Segment	$ 37.7	$ 47.2	$ 68.2	$ 86.6	$ 92.0
MH Segment	10.8	12.4	11.9	10.8	11.2
Total Segment Operating Profit	48.5	59.6	80.2	97.4	103.2
Sale of extrusion assets	-	-	-	(1.9)	(1.9)
Executive Succession	-	(1.5)	(1.9)	-	-
Total Operating Profit	$ 48.5	$ 58.1	$ 78.3	$ 95.5	$ 101.3

DREW INDUSTRIES INCORPORATED

Stock Price History

- Drew has 24.1 million shares outstanding and a market capitalization of approximately $1.4 billion as of April 30, 2015



$60
$50
$40
$30
$20
$10
$0
$5
$8
$14
$18
$28
$26
$44
$27
$12
$6
$21
$21
$23
$32
$51
$51
$57
2001
2002
2003
2004
2005
2006
10/5/07
2007
2008
3/9/09
2009
2010
2011
2012
2013
2014
4/30/15

DREW INDUSTRIES INCORPORATED

- Dates noted above are as of December 31, unless noted.
- Stock prices above are not adjusted for dividends

Analyst Coverage

- Citi Research
  - Gregory Badishkanian – (212) 816-2720
- CJS Securities
  - Dan Moore – (914) 287-7600
- Sidoti & Company, LLC
  - Scott Stember – (212) 453-7017
- Thompson Research Group
  - Kathryn Thompson – (615) 891-6206